Credit Suisse First Boston
Asset-Backed Securities
ABSC 2005-HE7
Silent Seconds
394 records
Balance: 66,700,237
Home Equity Mortgage Loan Portfolio

Selection Criteria: Silent Seconds
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	2	$81,920.00	0.12%	636	84.34%	7.140%	100.00%
50,001 - 75,000	27	1,717,021.00	2.57	617	81.51	7.476	100.00
75,001 - 100,000	49	4,311,673.00	6.46	616	81.57	7.114	100.00
100,001 - 125,000	86	9,698,765.10	14.53	629	83.43	6.987	100.00
125,001 - 150,000	69	9,377,428.75	14.05	631	84.61	6.902	100.00
150,001 - 175,000	41	6,652,631.80	9.97	644	83.81	6.812	100.00
175,001 - 200,000	16	3,001,913.00	4.50	637	82.54	6.928	100.00
200,001 - 250,000	41	9,289,750.60	13.92	638	82.23	6.702	100.00
250,001 - 300,000	16	4,389,701.00	6.58	653	81.83	6.378	100.00
300,001 - 400,000	30	10,597,619.00	15.88	677	80.71	6.428	100.00
400,001 - 500,000	16	7,059,611.00	10.58	655	81.56	6.252	100.00
500,001 - 600,000	1	561,385.00	0.84	648	85.00	5.750	100.00
Total:	394	$66,739,419.25	100.00%	644	82.54%	6.719%	100.00%

Minimum Original Balance: 40,000
Maximum Original Balance: 561,385
Average Original Balance: 169,389

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	2	$81,770.17	0.12%	636	84.34%	7.140%	100.00%
50,001 - 75,000	27	1,714,791.33	2.57	617	81.51	7.476	100.00
75,001 - 100,000	49	4,306,839.35	6.46	616	81.57	7.114	100.00
100,001 - 125,000	86	9,688,705.93	14.53	629	83.43	6.987	100.00
125,001 - 150,000	69	9,369,632.37	14.05	631	84.61	6.902	100.00
150,001 - 175,000	41	6,648,565.44	9.97	644	83.81	6.812	100.00
175,001 - 200,000	16	2,999,953.31	4.50	637	82.54	6.928	100.00
200,001 - 250,000	41	9,284,636.77	13.92	638	82.23	6.702	100.00
250,001 - 300,000	16	4,388,238.02	6.58	653	81.83	6.378	100.00
300,001 - 400,000	31	10,997,051.98	16.49	675	80.68	6.420	100.00
400,001 - 500,000	15	6,659,253.18	9.98	657	81.65	6.256	100.00
500,001 - 600,000	1	560,798.87	0.84	648	85.00	5.750	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum Remaining Balance: 39,910
Maximum Remaining Balance: 560,799
Average Remaining Balance: 169,290

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
501 - 525	1	$53,098.59	0.08%	525	85.00%	9.450%	100.00%
526 - 550	15	1,608,736.43	2.41	539	88.43	8.638	100.00
551 - 575	18	2,529,157.62	3.79	563	88.67	7.127	100.00
576 - 600	52	6,497,785.64	9.74	589	85.19	7.370	100.00
601 - 625	77	12,353,674.25	18.52	614	83.10	6.904	100.00
626 - 650	93	16,072,114.49	24.10	638	81.53	6.518	100.00
651 - 675	61	11,579,678.62	17.36	662	81.89	6.529	100.00
676 - 700	43	9,006,044.71	13.50	686	81.22	6.469	100.00
701 - 725	17	3,127,681.35	4.69	709	80.88	6.449	100.00
726 - 750	12	2,284,128.30	3.42	736	80.53	6.310	100.00
751 - 775	5	1,588,136.72	2.38	760	80.00	5.901	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum FICO: 525
Maximum FICO: 769
WA FICO: 644

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
301 - 360	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
349 - 360	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum Remaining Term: 351
Maximum Remaining Term: 359
WA Remaining Term: 357

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	186	$31,572,549.28	47.33%	647	81.45%	6.701%	100.00%
PUD	161	27,852,394.68	41.76	640	83.75	6.706	100.00
Condominium	36	5,846,967.51	8.77	644	82.38	6.729	100.00
Townhome	8	1,109,240.96	1.66	656	84.85	6.794	100.00
Manufactured Housing	3	319,084.29	0.48	553	78.70	9.253	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
70.01 - 80.00	277	$48,806,488.21	73.17%	655	79.98%	6.596%	100.00%
80.01 - 90.00	113	17,482,650.36	26.21	614	89.42	7.050	100.00
90.01 - 100.00	4	411,098.15	0.62	571	92.47	7.230	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum Original Loan-to-Value Ratio: 75.00
Maximum Original Loan-to-Value Ratio: 92.70
Weighted Average Original Loan-to-Value Ratio: 82.54

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Arizona	16	$2,324,591.95	3.49%	645	82.57%	6.704%	100.00%
California	67	21,456,806.34	32.17	667	81.10	6.319	100.00
Colorado	13	1,976,785.96	2.96	622	81.25	6.353	100.00
Connecticut	3	411,738.84	0.62	611	80.00	7.369	100.00
Delaware	1	90,800.00	0.14	596	80.00	7.050	100.00
Florida	28	4,455,217.67	6.68	650	82.14	6.776	100.00
Georgia	12	1,911,068.41	2.87	621	86.65	7.170	100.00
Illinois	8	1,004,508.55	1.51	630	85.15	7.138	100.00
Indiana	1	241,030.06	0.36	689	80.00	7.050	100.00
Iowa	1	67,838.30	0.10	601	80.00	7.200	100.00
Kansas	2	219,125.48	0.33	573	83.11	8.830	100.00
Kentucky	1	77,453.25	0.12	624	80.00	6.750	100.00
Louisiana	5	317,448.45	0.48	628	81.65	7.205	100.00
Maine	1	59,709.34	0.09	527	85.00	8.120	100.00
Maryland	6	1,633,370.91	2.45	667	80.00	6.648	100.00
Massachusetts	2	537,317.55	0.81	636	80.00	6.264	100.00
Michigan	8	1,313,279.87	1.97	629	83.46	7.507	100.00
Minnesota	7	1,200,695.77	1.80	675	83.93	7.063	100.00
Missouri	7	874,555.18	1.31	645	83.57	7.224	100.00
Nevada	10	2,296,398.75	3.44	652	80.00	6.511	100.00
New Hampshire	1	137,365.35	0.21	561	92.70	5.650	100.00
New Mexico	9	1,112,831.41	1.67	630	81.24	7.195	100.00
New York	1	311,600.00	0.47	632	80.00	7.450	100.00
North Carolina	24	2,941,098.53	4.41	610	85.82	7.188	100.00
Ohio	12	1,734,551.24	2.60	600	89.19	6.445	100.00
Oklahoma	1	39,910.01	0.06	678	88.89	6.500	100.00
Oregon	1	67,786.49	0.10	587	80.00	7.890	100.00
Pennsylvania	5	416,356.50	0.62	637	79.34	6.553	100.00
South Carolina	11	1,413,713.03	2.12	601	86.58	7.802	100.00
Tennessee	10	1,230,861.38	1.85	628	84.38	7.004	100.00
Texas	87	9,976,346.45	14.96	625	83.62	6.946	100.00
Utah	8	734,337.37	1.10	636	80.72	6.676	100.00
Virginia	12	2,190,139.01	3.28	637	82.90	6.827	100.00
Washington	13	1,923,599.32	2.88	657	81.01	6.610	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Total Number Of States Represented:: 34

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	249	$36,003,597.80	53.98%	620	84.61%	6.945%	100.00%
Stated Income	144	30,591,333.64	45.86	672	80.10	6.452	100.00
Limited Documentation	1	105,305.28	0.16	602	80.00	7.200	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.001 - 5.500	4	$611,940.19	0.92%	672	80.00%	5.500%	100.00%
5.501 - 6.000	47	11,410,880.43	17.11	671	81.48	5.844	100.00
6.001 - 6.500	84	15,484,364.02	23.21	653	81.73	6.320	100.00
6.501 - 7.000	121	21,256,932.43	31.87	648	82.34	6.709	100.00
7.001 - 7.500	65	9,090,133.38	13.63	627	83.44	7.267	100.00
7.501 - 8.000	44	5,543,837.40	8.31	612	83.90	7.759	100.00
8.001 - 8.500	16	1,936,117.34	2.90	579	87.45	8.330	100.00
8.501 - 9.000	8	853,022.09	1.28	563	87.60	8.814	100.00
9.001 - 9.500	2	233,005.27	0.35	548	81.14	9.296	100.00
9.501 - 10.000	3	280,004.17	0.42	543	85.57	9.865	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum Rate: 5.500%
Maximum Rate: 9.940%
WA Rate: 6.719%

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.000 or less	26	$2,934,322.94	4.40%	640	82.65%	7.134%	100.00%
12.001 - 12.500	4	611,940.19	0.92	672	80.00	5.500	100.00
12.501 - 13.000	47	11,410,880.43	17.11	671	81.48	5.844	100.00
13.001 - 13.500	79	14,966,311.67	22.44	652	81.72	6.321	100.00
13.501 - 14.000	112	20,372,071.84	30.54	647	82.35	6.708	100.00
14.001 - 14.500	60	8,351,661.19	12.52	626	83.59	7.255	100.00
14.501 - 15.000	38	4,806,873.73	7.21	615	83.78	7.767	100.00
15.001 - 15.500	16	1,936,117.34	2.90	579	87.45	8.330	100.00
15.501 - 16.000	8	853,022.09	1.28	563	87.60	8.814	100.00
16.001 - 16.500	2	233,005.27	0.35	548	81.14	9.296	100.00
16.501 - 17.000	2	224,030.03	0.34	543	86.96	9.881	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum Maximum Rate: 12.500%
Maximum Maximum Rate: 16.940%
WA Maximum Rate: 13.700%

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.000 or less	26	$2,934,322.94	4.40%	640	82.65%	7.134%	100.00%
3.501 - 4.000	13	3,087,674.54	4.63	679	81.47	5.690	100.00
4.001 - 4.500	63	13,370,172.50	20.05	664	81.27	5.996	100.00
4.501 - 5.000	98	19,224,807.06	28.82	657	81.19	6.529	100.00
5.001 - 5.500	74	11,143,167.00	16.71	630	83.48	6.861	100.00
5.501 - 6.000	56	8,744,026.82	13.11	631	83.06	7.152	100.00
6.001 - 6.500	31	4,271,740.78	6.40	616	85.62	7.493	100.00
6.501 - 7.000	21	2,530,425.46	3.79	586	87.04	8.086	100.00
7.001 - 7.500	6	691,000.14	1.04	549	87.49	8.634	100.00
7.501 - 8.000	4	483,442.63	0.72	564	85.73	9.286	100.00
8.001 - 8.500	2	219,456.85	0.33	588	87.49	9.490	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

Minimum Gross Margin: 3.600%
Maximum Gross Margin: 8.100%
WA Gross Margin: 5.098%

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15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0000-00	26	$2,934,322.94	4.40%	640	82.65%	7.134%	100.00%
2006-10	1	115,949.73	0.17	652	80.00	6.650	100.00
2006-12	1	83,046.26	0.12	653	91.58	8.750	100.00
2007-01	1	164,000.00	0.25	642	80.00	5.990	100.00
2007-02	17	2,733,607.56	4.10	621	87.64	7.093	100.00
2007-03	35	6,457,299.64	9.68	627	84.65	6.826	100.00
2007-04	121	20,336,535.21	30.49	645	82.81	6.707	100.00
2007-05	73	16,278,300.88	24.41	649	81.49	6.639	100.00
2007-06	3	827,778.00	1.24	636	80.00	5.994	100.00
2008-01	1	93,627.98	0.14	586	80.00	6.850	100.00
2008-02	12	1,516,724.48	2.27	622	81.33	7.018	100.00
2008-03	13	1,707,552.05	2.56	612	83.13	6.988	100.00
2008-04	39	5,065,087.31	7.59	638	81.98	6.695	100.00
2008-05	48	7,995,026.68	11.99	666	81.32	6.495	100.00
2008-06	3	391,378.00	0.59	649	80.00	7.130	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0 - 0	172	$33,280,531.00	49.90%	642	83.21%	6.771%	100.00%
7 - 12	15	3,908,131.76	5.86	655	81.35	6.333	100.00
13 - 24	83	12,074,788.14	18.10	645	82.90	6.710	100.00
25 - 36	124	17,436,785.82	26.14	643	81.27	6.714	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM - 2/28	126	$17,923,979.89	26.87%	628	83.17%	7.035%	100.00%
ARM - 2/28 - 2Yr IO	1	115,949.73	0.17	652	80.00	6.650	100.00
ARM - 2/28 - 5Yr IO	125	28,956,587.66	43.41	651	82.64	6.511	100.00
ARM - 3/27	55	6,147,492.22	9.22	621	82.20	6.974	100.00
ARM - 3/27 - 5Yr IO	61	10,621,904.28	15.92	662	81.36	6.494	100.00
Fixed - 30 Yr	24	2,593,570.51	3.89	634	83.00	7.114	100.00
Fixed - 30 Yr - 5 Yr IO	2	340,752.43	0.51	690	80.00	7.285	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A1	161	$24,819,733.44	37.21%	629	84.03%	6.888%	100.00%
A2	36	4,599,279.68	6.90	574	88.51	7.679	100.00
A+	194	37,036,464.42	55.53	663	80.78	6.470	100.00
B	3	244,759.18	0.37	545	85.00	9.339	100.00
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%
Total:	394	$66,700,236.72	100.00%	644	82.54%	6.719%	100.00%

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New York, New York 10010
www.csfb.com
Jul 14, 2005 11:43

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and00 exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.